                                                                   Exhibit 10.27


                                                     Service Agreement No. 38054
                                                     Control No. 930905-075


                             SST SERVICE AGREEMENT
                 (Winter 37,000 Dth/day; Summer 18,500 Dth/day)


     THIS AGREEMENT, made and entered into this lst day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and PIEDMONT NATURAL GAS COMPANY ("Buyer").

     WITNESSETH:    That in consideration of the mutual covenants herein
contained, the parties hereto agree as follows:

     Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of Buyer.

     Section 2. Term. Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until October 31, 2011 and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

     Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

                                                     Service Agreement No. 38054
                                                     Control No. 930905-075


                             SST SERVICE AGREEMENT

     Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Director, Transportation and Exchange and notices to Buyer shall be addressed to it at P. 0. Box 33068, Charlotte, NC 28233 Attention: Mr. Chuck Fleenor, until changed by either party by written notice.

     Section 5. Prior Service Agreements. This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its order dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service Agreements:

     CDS Service Agreement No. 37016, effective November 1, 1989, as it may have been amended, providing for a bundled sales, transportation and storage service under the CDS Rate Schedule.

     WS Service Agreement No. 37122, effective November 1, 1989 as it may have been amended, providing for a bundled storage and delivery service under the WS Rate Schedule.

The terms of Service Agreement No. 38054 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 38054 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.


PIEDMONT NATURAL GAS COMPANY
By:   /s/ C. W. Fleenor
      -------------------------------
Title:  Vice President

COLUMBIA GAS TRANSMISSION CORPORATION
By:   /s/ George E. Shriver
      -------------------------------
Title:  Dir T & E

                                                     Revision No.
                                                     Control No. 1993-09-05-0075

                   Appendix A to Service Agreement No. 38054
                            Under Rate Schedule SST
             Between (Seller) Columbia Gas Transmission Corporation
                    and (Buyer) Piedmont Natural Gas Company

   October through March Transportation Demand                37,000 Dth/day
   April through September Transportation Demand              18,500 Dth/day

                             Primary Receipt Points


                 Scheduling       Scheduling                                 Maximum Daily
                 Point No.        Point Name                                 Quantity (Dth/Day)
-----------------------------------------------------------------------------------------------
                 STOW             Storage Withdrawals                        37,000


                                                       Revision No.
                                                       Control No. 1993-09-05-07

                   Appendix A to Service Agreement No. 38054
                            Under Rate Schedule SST
             Between (Seller) Columbia Gas Transmission Corporation
                    and (Buyer) Piedmont Natural Gas Company


                            Primary Delivery Points

                                                             F
                                                             o
                                                             o
                                                             t                                                      Maximum S1/
                                                             n                                                      Delivery
                                                             o                                 Maximum Daily        Pressure
Scheduling       Scheduling                    Measuring     t        Measuring                Delivery Obligation  Obligation
Point No.        Point Name                    Point No.     e        Point Name               (Dth/Day)            (PSIG)
--------------------------------------------------------------------------------------------------------------------------------
124              Piedmont Natural Gas          833097                Boswells Tavern           37,000               750


                                                    Revision No
                                                    Control No. 1993-09-05-0075


                   Appendix A to Service Agreement No. 38054
                            Under Rate Schedule SST

             Between (Seller) Columbia Gas Transmission Corporation
                      and (Buyer) Piedmont Natural Gas Co.

S1   /   If a maximum pressure is not specifically stated, then Seller's obligation shall be as stated in Section 13 (delivery pressure) of the General Terms and Conditions.

GFNT/ Unless station specific MDDOS are specified in a separate firm service agreement between Seller and Buyer, Seller's aggregate maximum daily delivery obligation, under this and any other service agreement between Seller and Buyer, at the stations listed above shall not exceed the MDDO quantities set forth above for each station. Any station specific MDDOS in a separate firm service agreement between Seller and Buyer shall be additive to the individual station MDDOS set forth above.

                                                    Revision No.
                                                    Control No. 1993-09-05-0075


                   Appendix A to Service Agreement No. 38054
                            Under Rate Schedule SST

             Between (Seller) Columbia Gas Transmission Corporation
                    and (Buyer) Piedmont Natural Gas Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purpose of listing valid secondary receipt and delivery points.

Service changes pursuant to this Appendix A shall become effective as of November 01, 1993. This Appendix A shall cancel and supersede the previous
Appendix A effective as of     N/A     , to the Service Agreement referenced
above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Piedmont Natural Gas Company
By:    /s/ Chuck Fleenor
      ------------------
Its:  Vice President
Date:  December 8, 1993

Columbia Gas Transmission Corporation
By:    /s/ George E. Shriver
      ----------------------
Its:  Director T & E
Date:  December 19, 1993